SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 16, 1995
                     Date of Amendment: September 22, 1995



                            COMSTOCK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



        NEVADA                        0-16741                94-1667468
(State or other jurisdiction        (Commission           (I.R.S. Employer
   of incorporation)                File Number)       Identification Number)



                 5005 LBJ Freeway, Suite 1000, Dallas, Texas  75244
                    (Address of principal executive offices)


                                (214) 701 - 2000
                          (Registrant's Telephone No.)

Item 2. Acquisition or Disposition of Assets

     On July 31, 1995, Comstock Resources, Inc. (together with its wholly owned subsidiaries, the "Company") closed an acquisition of producing oil and gas properties and natural gas gathering systems located in East Texas and North Louisiana from Sonat Exploration Company, a wholly owned subsidiary of Sonat Inc. ("Sonat") for total cash consideration of $50.6 million (the "Sonat Acquisition").

     The Company acquired interests in 319 (188 net) oil and gas wells from Sonat for $49.1 million. In addition, the Company acquired the managing general partner interest of and a 20.31% limited partner interest in Crosstex Pipeline Partners, Ltd. ("Crosstex"), as well as certain other gas gathering systems primarily located in Harrison County, Texas from Sonat for $1.5 million.

     The acquisition was funded by borrowing under the Company's $110 million bank credit facility, consisting of a $100 million revolving credit facility and a one year term loan of $10 million. Amounts outstanding under the revolving credit facility bear interest at the agent bank's prime rate plus 1 1/2% and are subject to a borrowing base redetermined semiannually by the banks. The borrowing base as of July 31, 1995, for the revolving credit facility was $70,000,000 and reduces by $1,060,000 each month beginning September 1, 1995. The revolving credit facility has a final maturity of October 1, 1998. Amounts outstanding under the term loan bear interest at the agent bank's prime rate plus 4% and are payable in full on July 31, 1996.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                                                                       Page in
                                                                     This Report
(a)  Financial Statements.

     Sonat Acquisition:

       Report of Independent Public Accountants                       F-1
       Statements of Revenues and Direct Operating Expenses
         for the Years ended December 31, 1992, 1993 and 1994
         and Six Months Ended June 30, 1994 and 1995                  F-2
       Notes to Statements of Revenues and Direct Operating Expenses  F-3

(b)  Pro Forma Financial Information.

     Comstock Resources, Inc.:

       Pro Forma Consolidated Financial Statements (Unaudited)        P-1
       Pro Forma Consolidated Balance Sheet as of June 30, 1995       P-2
       Pro Forma Consolidated Statement of Operations
         for the Year Ended December 31, 1994                         P-3
       Pro Forma Consolidated Statement of Operations
         for the Six Months Ended June 30, 1995                       P-4
       Notes to Pro Forma Consolidated Financial Statements           P-5

(c)  Exhibits.

       2(a) Purchase and Sale Agreement between Comstock Resources, Inc. and Sonat Exploration Company dated May 16, 1995.

       99(a)   Press Release issued May 17, 1995.

       99(b)   Press Release issued August 1, 1995.

       99(c) Credit Agreement dated as of July 31, 1995 between Comstock Resources, Inc., Comstock Oil & Gas, Inc., Comstock Oil & Gas -- Louisiana, Inc., Comstock Offshore Energy, Inc., the Banks and NBD Bank, as Agent.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors and Stockholders of Comstock Resources, Inc.:

   We have audited the accompanying statements of revenues and direct operating expenses of the Sonat Acquisition (see Note 1) for the years ended December 31, 1992, 1993 and 1994. These financial statements are the responsibility of the management of Comstock Resources, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such statements present fairly, in all material respects, the revenues and direct operating expenses of the Sonat Acquisition described in
Note 1 for the years ended December 31, 1992, 1993 and 1994 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Dallas, Texas
 September 15, 1995


                                SONAT ACQUISITION

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

              For the Years Ended December 31, 1992, 1993 and 1994
               and for the Six Months Ended June 30, 1994 and 1995

                                                            Six Months
                           Year Ended December 31,         Ended June 30,
                       1992        1993        1994       1994       1995
                  ____________ ___________ ___________ _________  __________
                                                            (Unaudited)

REVENUES
  Oil and gas
   sales           $17,609,853 $23,611,827 $16,765,986 $9,822,554 $5,111,689
  Gas gathering        481,962     453,042     393,296    240,699     94,902
                   ___________ ___________ ___________ __________  _________
   Total            18,091,815  24,064,869  17,159,282 10,063,253  5,206,591


DIRECT OPERATING
 EXPENSES
  Oil and gas
   operating         3,726,482   5,171,624   5,302,652  2,625,659  2,386,225
  Gas gathering         81,848      76,108      69,363     32,280     35,210
                   ___________ ___________ __________  __________ __________
   Total             3,808,330   5,247,732   5,372,015  2,657,939  2,421,435


EXCESS OF REVENUES OVER
 DIRECT OPERATING
 EXPENSES         ___________ ___________ ___________ __________ __________
                  $14,283,485 $18,817,137 $11,787,267 $7,405,314 $2,785,156
                  =========== =========== =========== ========== ==========

                                SONAT ACQUISITION

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


(1) BASIS OF PRESENTATION -

   On July 31, 1995, Comstock Resources, Inc. (together with its wholly owned subsidiaries, the "Company") closed an acquisition of producing oil and gas properties and natural gas gathering systems located in East Texas and North Louisiana from Sonat Exploration Company, a wholly owned subsidiary of Sonat Inc. ("Sonat") for total cash consideration of $50.6 million (the "Sonat Acquisition").

   The Company acquired interests in 319 (188 net) oil and gas wells from Sonat for $49.1 million. In addition, the Company acquired the managing general partner interest of and a 20.31% limited partner interest in Crosstex Pipeline Partners, Ltd. ("Crosstex"), as well as certain other gas gathering systems primarily located in Harrison County, Texas from Sonat for cash consideration of $1.5 million.

   The acquisition was funded by borrowing under the Company's $110 million bank credit facility, consisting of a $100 million revolving credit facility and a one year term loan of $10 million. Amounts outstanding under the revolving credit facility bear interest at the agent bank's prime rate plus 1 1/2% and are subject to a borrowing base redetermined semiannually by the banks. The borrowing base as of July 31, 1995, for the revolving credit facility was $70,000,000 and reduces by $1,060,000 each month beginning September 1, 1995. The revolving credit facility has a final maturity of October 1, 1998. Amounts outstanding under the term loan bear interest at the agent bank's prime rate plus 4% and are payable in full on July 31, 1996.

   The accompanying statements of revenues and direct operating expenses do not include general and administrative expense, interest income or expense, a provision for depreciation, depletion and amortization or any provision for income taxes because the property interests acquired represent only a portion of a business and the costs incurred by Sonat are not necessarily indicative of the costs to be incurred by the Company.

   Historical financial information reflecting financial position, results of operations and cash flows of the Sonat Acquisition is not presented because substantially all of the acquisition cost was assigned to the oil and gas property interests and the interests in gas gathering systems acquired. Accordingly, the historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.


(2) SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED) -

Estimated Quantities of Proved Oil and Gas Reserves

   The estimates of proved oil and gas reserves utilized in the preparation of the financial statements were estimated by independent petroleum engineers in accordance with guidelines established by the Securities and Exchange Commission

                                SONAT ACQUISITION
and the Financial Accounting Standards Board, which require that reserve reports be prepared under existing economic and operating conditions. The Company emphasizes that reserve estimates of new discoveries or undeveloped properties are more imprecise than those of producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available.

   PROVED OIL AND GAS RESERVES AS OF JUNE 30, 1995:

                                     Oil (Bbls)            Gas (Mcf)

   Proved Reserves                        859,541          105,932,800

   Proved Developed Reserves              768,485           77,112,700

   Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

   The standardized measure of discounted future net cash flows (the "Standardized Measure") is prepared using assumptions required by the Financial Accounting Standards Board. Such assumptions include the use of June 30, 1995 oil and gas prices and current costs for estimated future production and development expenditures with no provision for escalation except as provided for by contractual agreements. Discounted future net cash flows are calculated using a 10% discount rate.

   The Standardized Measure does not represent the Company's estimate of future net cash flows or the value of proved oil and gas reserves. Probable and possible reserves, which may become proved in the future, are excluded from the calculations. Furthermore, the relatively low June 30, 1995 prices, used to determine the standardized measure of discounted cash flows, are influenced by seasonal demand and other factors and may not be the most representative in estimating future revenues or reserve data.

   STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS AT JUNE 30, 1995:

   Future Cash Inflows                        $ 173,535,000
   Future Costs:
     Production                                 (63,498,000)
     Development                                (32,476,000)
                                              _______________
   Future Net Cash Flows                         77,561,000
   10% Discount Factor                          (38,095,000)
                                              _______________
   Standardized Measure of Discounted Future
     Net Cash Flows before Income Taxes       $  39,466,000
                                              ===============

   The future net cash flows presented above do not include estimated cash flows from the interests acquired in the gas gathering systems.

                    COMSTOCK RESOURCES, INC. AND SUBSIDIARIES

             PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)


   The accompanying Pro Forma Consolidated Financial Statements have been prepared by recording pro forma adjustments to the historical consolidated financial statements of Comstock Resources, Inc. and subsidiaries (the "Company"). The Pro Forma Consolidated Balance Sheet as of June 30, 1995 has been prepared as if the Sonat Acquisition and Other Acquisition, as described in
Note 1, were consummated on June 30, 1995. The Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 and for the six months ended June 30, 1995 have been prepared as if such transactions were consummated immediately prior to January 1, 1994 and January 1, 1995, respectively.

   The Pro Forma Consolidated Financial Statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transactions been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the Pro Forma Consolidated Statements of Operations due to normal production declines, changes in oil and gas prices, future transactions and other factors. These statements should be read in conjunction with the Company's audited consolidated financial statements and the related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 and the Company's consolidated financial statements and the related notes included in the Company's quarterly report on Form 10-Q for the six months ended June 30, 1995.

                    COMSTOCK RESOURCES, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)
                                  JUNE 30, 1995
                                    ASSETS
                                                 Pro Forma
                                                Adjustments
                                                 (Note 2)
                                                   Sonat
                                  Historical   Acquisition (a)    Pro Forma
                                ____________   _______________ ____________
Cash and Cash Equivalents       $    560,451   $    (11,812)   $    548,639
Accounts Receivable:
 Oil and gas sales                 3,185,718         -            3,185,718
 Gas marketing sales               5,150,642         -            5,150,642
 Joint interest operations           668,567         -              668,567
Prepaid Expenses and Other           319,155         -              319,155
Inventory                             87,150         -               87,150
                                 ___________   _____________    ___________
  Total current assets             9,971,683        (11,812)      9,959,871

Property and Equipment:
 Oil and gas properties          122,294,396     49,086,697     171,381,093
 Other                             1,307,974      1,425,115       2,733,089
 Accumulated depreciation,
  depletion and
  amortization                   (40,351,084)        -          (40,351,084)
                                 ___________   ____________     ___________
  Net property and equipment      83,251,286     50,511,812     133,763,098
Other Assets                       1,121,713         -            1,121,713
                                ____________   ____________    ____________
                                $ 94,344,682   $ 50,500,000    $144,844,682
                                ============   ============    ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Portion
 of Long-term Debt              $    179,285   $     -         $    179,285
Accounts Payable and
 Accrued Expenses                  7,640,469         -            7,640,469
Accrued Natural Gas Purchases      2,070,520         -            2,070,520
                                ____________   ____________    ____________
  Total current liabilities        9,890,274         -            9,890,274

Long-term Debt,
 less Current Portion             26,590,000     50,500,000      77,090,000
Deferred Revenue                     430,000         -              430,000
Other Noncurrent Liabilities       1,336,267         -            1,336,267
Stockholders' Equity:
 Preferred stock -
  $10.00 par, 3,100,000
  shares outstanding              31,000,000         -           31,000,000
 Common stock -
  $.50 par, 12,578,168
  shares outstanding               6,289,084         -            6,289,084
 Additional paid-in capital       37,100,673         -           37,100,673
 Retained deficit                (18,197,085)        -          (18,197,085)
 Less: Deferred compensation -
 restricted stock                    (94,531)        -              (94,531)
                                ____________   ____________    ____________
  Total stockholders' equity      56,098,141         -           56,098,141
                                ____________   ____________    ____________
                                $ 94,344,682   $ 50,500,000    $144,844,682
                                ============   ============    ============

            See Notes to Pro Forma Consolidated Financial Statements.
                                       P-2

                                    COMSTOCK RESOURCES, INC. AND SUBSIDIARIES
                         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                                       For the Year Ended December 31, 1994


                                                           Pro Forma Adjustments (Note 2)
                                                   Sonat           Other
                                   Historical     Acquisition (b) Acquisition (c)    Other    Pro Forma
                                  ___________    ____________    ____________ _____________  ____________
Revenues:
   Oil and gas sales              $16,854,665    $ 16,765,986    $  1,766,996 $     -         $35,387,647
   Gas marketing sales             14,957,760          -               -            -          14,957,760
   Gas gathering                       71,983         393,296          -            -             465,279
   Gain on sales of property          327,760          -               -            -             327,760
   Other income                       442,286          -               -           85,800 (e)     528,086
                                  ___________    ____________    ____________ ___________     ___________
          Total revenues           32,654,454      17,159,282       1,766,996      85,800      51,666,532

Expenses:
   Oil and gas operating            6,098,972       5,302,652         404,525       -          11,806,149
   Natural gas purchases           14,521,066          -               -            -          14,521,066
   Gas gathering                       10,548          69,363          -            -              79,911
   Depreciation, depletion
          and amoritization         7,389,847          -               -        4,731,814 (d)  12,121,661
   General and administrative, net  1,823,543          -               -         (761,959)(f)   1,061,584
   Interest                         2,869,455          -               -        5,243,920 (h)   8,113,375
                                  ___________    ____________     ___________  __________     ___________
          Total expenses           32,713,431       5,372,015         404,525   9,213,775      47,703,746

Income (loss) before income
   taxes and extraordinary item       (58,977)     11,787,267       1,362,471  (9,127,975)      3,962,786
Provision for income taxes              -              -               -            -               -
                                  ------------   ------------    ------------ ------------    ------------
Income (loss) before
   extraordinary item                 (58,977)     11,787,267       1,362,471  (9,127,975)      3,962,786
Preferred stock dividends            (817,610)         -               -            -            (817,610)
                                  ------------   ------------    ------------ ------------    ------------
Net income (loss) attributable
   to common stock before
   extraordinary item                (876,587)     11,787,267       1,362,471  (9,127,975)      3,145,176
                                  ------------   ------------    ------------ ------------    ------------
Extraordinary item - loss on
   early extinguishment of debt      (615,793)         -               -            -            (615,793)
                                  ------------   ------------    ------------ ------------    ------------
Net income (loss) attributable
   to common stock after
   extraordinary item             $(1,492,380)   $ 11,787,267    $  1,362,471 $(9,127,975)    $ 2,529,383
                                  ============   ============    ============ ============    ============
Net income (loss) per share:
   Before extraordinary item      $      (.07)                                            $           .26
   Extraordinary item                    (.05)                                                       (.05)
                                  ------------                                            ----------------
   After extraordinary item       $      (.12)                                            $           .21
                                  ============                                            ================
Weighted average common
   shares outstanding              12,065,481                                                  12,065,481

                         See Notes to Pro Forma Consolidated Financial Statements.

                        COMSTOCK RESOURCES, INC. AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                               For the Six Months Ended June 30, 1995


                                                       Pro Forma Adjustments (Note 2)
                                                     Sonat           Other
                                    Historical    Acquisition (b) Acquisition(c)  Other         Pro Forma
                                   ___________    ____________    _____________ _________     ___________
Revenues:
   Oil and gas sales               $ 8,372,425    $  5,111,689    $  1,175,155 $     -         $14,659,269
   Gas marketing sales              23,255,456          -               -            -          23,255,456
   Gas gathering and processing        336,526          94,902          -            -             431,428
   Other income                        133,315          -               -           42,900 (e)     176,215
                                   ___________    ____________    ____________  ___________     ___________
      Total revenues                32,097,722       5,206,591       1,175,155      42,900      38,522,368
                                   ___________    ____________    ____________  ___________     ___________

Expenses:
   Oil and gas operating             2,767,351       2,386,225         212,566        -           5,366,142
   Natural gas purchases            22,677,327          -               -             -          22,677,327
   Gas gathering and processing         86,039          35,210          -             -             121,249
   Depreciation, depletion
      and amortization               3,862,787          -               -         1,946,013 (d)   5,808,800
   General and administrative, net     981,579          -               -          (380,979)(f)     600,600
   Interest                          1,919,197          -               -         2,994,335 (h)   4,913,532
                                   ___________    ____________    _____________  ___________     ___________
      Total expenses                32,294,280       2,421,435         212,566    4,559,369      39,487,650

Income (loss)
   before income taxes                (196,558)      2,785,156         962,589   (4,516,469)       (965,282)
Provision for income taxes               -               -               -            -               -
                                   ___________    ____________    _____________  ___________     ___________
Income (loss)                         (196,558)      2,785,156         962,589   (4,516,469)       (965,282)
Preferred stock dividends             (626,431)         -               -             -            (626,431)
                                   ___________    ____________    _____________ ___________     ___________
Net income (loss) attributable
   to common stock                 $  (822,989)   $  2,785,156    $    962,589  $(4,516,469)    $(1,591,713)
                                   ===========    ============    ============  ============    ============
Net income (loss) per share        $     (.07)                                                  $      (.13)
                                   ===========                                                  ============
Weighted average common
   shares outstanding               12,412,040                                                   12,412,040
                                   ===========                                                  ============


                     See Notes to Pro Forma Consolidated Financial Statements.

                    COMSTOCK RESOURCES, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)


(1) BASIS OF PRESENTATION -

     On July 31, 1995, the Company closed an acquisition of producing oil and gas properties and natural gas gathering systems located in East Texas and North Louisiana from Sonat Exploration Company, a wholly owned subsidiary of Sonat Inc. ("Sonat") for total cash consideration of $50.6 million (the "Sonat Acquisition").

     The Company acquired interests in 319 (188 net) oil and gas wells from Sonat for $49.1 million. The interests were acquired with an effective date of March 1, 1995. In addition, the Company acquired the managing general partner interest of and a 20.31% limited partner interest in Crosstex Pipeline Partners, Ltd. ("Crosstex"), as well as certain other gas gathering systems primarily located in Harrison County, Texas from Sonat for cash consideration of $1.5 million.

     On May 15, 1995, the Company closed an acquisition of producing offshore oil and gas properties located in Louisiana State waters in the Gulf of Mexico. The Company acquired interests in 14 oil and gas wells (3.5 net wells) for $8,199,000 (the "Other Acquisition"). The effective date of the acquisition was November 1, 1994.

     The acquisitions were funded by borrowings under the Company's $110 million bank credit facility, consisting of a $100 million revolving credit facility and a one year term loan of $10 million. Amounts outstanding under the revolving credit facility bear interest at the agent bank's prime rate plus 1 1/2% (10% and 10.5% at December 31, 1994 and June 30, 1995, respectively). and are subject to a borrowing base redetermined semiannually by the banks. The borrowing base as of July 31, 1995, for the revolving credit facility was $70,000,000 and reduces by $1,060,000 each month beginning September 1, 1995. The revolving credit facility has a final maturity of October 1, 1998. Amounts outstanding under the term loan bear interest at the agent bank's prime rate plus 4% (12.5% and 13% at December 31, 1994 and June 30, 1995, respectively) and are payable in full on July 31, 1996.

     The accompanying Pro Forma Consolidated Balance Sheet at June 30, 1995 and the Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 and the six months ended June 30, 1995, have been prepared assuming the Company consummated, immediately prior to each of the periods presented, the Sonat Acquisition and the Other Acquisition, funded by borrowings under the Company's bank credit facility (see Note 2).

     No adjustment has been made to reflect income taxes related to the Sonat Acquisition or Other Acquisition due to the Company's net operating loss carryforwards which would offset any current or deferred tax liabilities.

     The Pro Forma Consolidated Statements of Operations are not necessarily indicative of the results of operations had the above described transactions occurred on the assumed dates.

                    COMSTOCK RESOURCES, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
                                  (Continuted)


(2) PRO FORMA ADJUSTMENTS -

     Pro forma adjustments necessary to adjust the Consolidated Balance Sheet and Statements of Operations are as follows:

     (a) To record the Sonat Acquisition funded primarily by borrowings under the Company's bank credit facility.

     (b) To record revenue and direct operating expenses of the Sonat Acquisition, based on the statements of revenue and direct operating expenses for the year ended December 31, 1994 and for the six months ended June 30, 1995.

     (c)  To  record  revenue  and  direct  operating   expenses  of  the  Other
          Acquisition.

     (d) To record estimated depreciation and depletion expense attributable to the Sonat Acquisition and Other Acquisition using the unit-of-production method applied to the net cost of the properties acquired.

     (e) To record management fee income from Crosstex for the year ended December 31, 1994 and the six months ended June 30, 1995.

     (f) To record the estimated increase in general and administrative expense of $250,000 less the operating fee income of $1,011,959 attributable to the Sonat Acquisition for the year ended December 31, 1994.

     (g) To record the estimated increase in general and administrative expense of $125,000 less the operating fee income of $505,979 attributable to the Sonat Acquisition for the six months ended June 30, 1995.

     (h) To record interest expense attributable to the increase in debt to finance the purchase of the Sonat Acquisition and Other Acquisition. Interest expense is based upon the weighted average interest rate incurred by the Company under its bank credit facility, assuming the entire cost of the acquisitions had been funded with bank borrowings at January 1 of each period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMSTOCK RESOURCES, INC.

Dated:  September 22, 1995        By:/s/ROLAND O. BURNS
                                  ________________________________

                                     Roland O. Burns
                                     Senior Vice President, Chief Financial
                                     Officer, Secretary, and Treasurer
                                     (Principal Financial and Accounting
                                     Officer)